Exhibit 10.14



                           FOURTH AMENDMENT AGREEMENT

     THIS FOURTH AMENDMENT AGREEMENT (this "Amendment") is entered into as of May 2, 2006, by and between New Century Energy Corp., a Colorado corporation ("NCEC"), and Laurus Master Fund, Ltd. ("Laurus").

                                   BACKGROUND

     NCEC and Laurus are parties to (a) a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "June 2005 SPA"); (b) a Securities Purchase Agreement dated as of September 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "September 2005 SPA" together with the June 2005 SPA, each a "Purchase Agreement" and collectively, the "Purchase Agreements") pursuant to which Laurus provided NCEC with certain financial accommodations; and (c) NCEC and Laurus are parties to a Registration Rights Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which NCEC, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

     In connection with the (a) June 2005 SPA, NCEC executed a Secured Convertible Term Note dated as of June 30, 2005 in favor of Laurus in the original principal amount of $15,000,000 (as amended, restated, supplemented or otherwise modified from time to time) and (b) the September 2005 SPA, NCEC executed a Secured Term Note dated as of September 19, 2005 in favor of Laurus in the original principal amount of $9,500,000 (as amended, restated, supplemented or otherwise modified from time to time).

     In April 2006, NCEC's wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast"), entered into a Securities Purchase Agreement with Laurus (the "Gulf Coast Securities Purchase Agreement"), whereby Gulf Coast sold a $40,000,000 Secured Term Note to Laurus (the "Gulf Coast Note") and a Common Stock Purchase Warrant (the "Gulf Coast Warrant"), and entered into various other Related Agreements, as defined in the Gulf Coast Securities Purchase Agreement (the "Gulf Coast Related Agreements"). NCEC guaranteed all of Gulf Coasts obligations and liabilities to Laurus pursuant to a Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the "NCEC Guaranty").

     NCEC and Laurus have agreed to amend the Registration Rights Agreement on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the parties' entry into the Gulf Coast Purchase Agreement, the Gulf Coast Related Agreements, the sale of the Gulf Coast Note and the Gulf Coast Warrant, and NCEC's entry into the NCEC Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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     1. Amendments to Registration Rights Agreement. The following defined terms
        -------------------------------------------
set forth in Section 1 of the Registration Rights Agreement are hereby amended in their entirety to provide as follows:

          "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than August 15, 2006 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than one hundred twenty (120) days following the applicable Filing Date.

          "Filing Date" means, with respect to (i) the indebtedness evidenced by the Note, a date no later than thirty (30) days following the date hereof,
     (ii) the shares of Common Stock issuable upon exercise of the Warrant, a date no later than thirty (30) days after the date hereof, (iii) the shares of Common Stock issuable upon exercise of the June Option, a date no later than thirty (30) days after the date hereof, (iv) the shares of Common Stock issuable upon exercise of the December Option, a date no later than June 15, 2006, and (v) the shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to
     Section 3.6 of the Note, Section 4 of the Warrant, Section 4 of the Options or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price.

     2. Representations and Warranties. NCEC and Century Resources, Inc. (each a
        ------------------------------
"Company" and collectively the "Companies") hereby represent and warrant as follows:

          (a) This Amendment, the Purchase Agreements and the Registration Rights Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies party thereto and are enforceable against such Companies in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, each Company hereby reaffirms all covenants, representations and warranties made in each Purchase Agreement, the Related Agreements (as therein defined), the Gulf Coast Related Agreements and the Registration Rights Agreement, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Company and Laurus after giving effect to this Amendment.

          (d) No Company has any defense, counterclaim or offset with respect to any Purchase Agreement, the Registration Rights Agreement or any other Related Agreement (as defined in each Purchase Agreement).

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     3.  Effect  on  the  Registration  Rights  Agreement.
         ------------------------------------------------

          (a) Upon the effectiveness of Section 1 hereof, each reference in the Registration Rights Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Registration Rights Agreement, as applicable, as amended hereby.

          (b) Except as specifically amended herein, each Purchase Agreement, the Registration Rights Agreement, the other Related Agreements (as defined in each Purchase Agreement) and the Gulf Coast Related Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of any Purchase Agreement, the Registration Rights Agreement, any Related Agreement (as defined in each Purchase Agreement) or any Gulf Coast Related Agreements or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     4.  Governing  Law.  This  Amendment shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     5.  Headings.  Section  headings  in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     6.  Counterparts;  Facsimile. This Amendment may be executed by the parties
         ------------------------
hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                           [Signature Pages to Follow]


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     IN  WITNESS  WHEREOF, this Amendment Agreement has been duly executed as of the  day  and  year  first  written  above.

                              NEW  CENTURY  ENERGY  CORP.


                              By: /s/ Edward R. DeStefano
                                 ------------------------
                              Name: Edward R. DeStefano
                              Title: President

                              LAURUS  MASTER  FUND,  LTD.


                              By: /s/ Eugene Grin
                                 ------------------------
                              Name: Eugene Grin
                              Title: Director

                              CONSENTED  AND  AGREED  TO:

                              CENTURY  RESOURCES,  INC.


                              By: /s/ Edward R. DeStefano
                                 ------------------------
                              Name: Edward R. DeStefano
                              Title: President

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